UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Cicero, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

☑ No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Cicero, Inc.
8000 Regency Parkway
Cary, North Carolina 27518

Notice of Annual Meeting

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Cicero, Inc., a Delaware corporation (the “Company”).  The Annual Meeting will be held at [●] a.m. on August 25, 2015 at [______________________________]. The meeting will be held for the following purposes:

1. To elect seven directors to serve for the ensuing year and until their successors are elected;

2. To consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 215,000,000 to 600,000,000, subject to the Board of Directors’ authority to abandon such amendment;

3. For the holders of the Company’s Series A-1 Convertible Preferred Stock to consider and vote upon a proposal to amend Article IV (Conversion) of the Series A-1 Convertible Preferred Stock Certificate of Designations to the effect that the Series A-1 Preferred Stock will automatically convert into common stock upon the Company consummating an equity financing for at least $1,000,000;

4.  For the holders of the Company’s Series B Convertible Preferred Stock to consider and vote upon a proposal to amend the requirement in Section 6 (Automatic Conversion) of the Series B Convertible Preferred Stock Certificate of Designations to the effect that the Series B Preferred Stock will automatically convert into common stock upon the Company consummating an equity financing for at least $1,000,000;

5.  To consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to allow stockholders to be able to act by written consent only while Privet Fund LP and its affiliates own an aggregate of at least 30% of the Company’s outstanding voting stock, subject to the Board of Directors’ authority to abandon such amendment;

6.  To consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide that only the Board of Directors may call a special meeting of stockholders of the Company, subject to the Board of Directors’ authority to abandon such amendment;

7.  To consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to renounce the Company’s expectancy regarding certain corporate opportunities presented to a Privet Stockholder, subject to the Board of Directors’ authority to abandon such amendment;

8.  To consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to Corporation to not be governed by the provisions of Section 203 of the Delaware General Corporation Law, subject to the Board of Directors’ authority to abandon such amendment;

9.  To consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation establishing the courts located within the State of Delaware as the exclusive forum for the adjudication of certain legal actions by the stockholders, subject to the Board of Directors’ authority to abandon such amendment;

10.  To consider and vote upon a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to authorize 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share, subject to the Board of Directors’ authority to abandon such amendment;

11.  To consider and cast an advisory vote on a non-binding resolution to approve the compensation of our executive officers disclosed in this Proxy Statement;

12. To consider and cast an advisory vote upon a non-binding resolution to determine the frequency of an advisory vote on executive compensation;

13. To ratify the selection by the Audit Committee of the Board of Directors of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and

14. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is July 30, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By order of the Board of Directors

Date	John Broderick
Chief Executive Officer

Cary, North Carolina
[_______], 2015

YOUR VOTE IS IMPORTANT

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE COMPANY, ON BEHALF OF THE BOARD OF DIRECTORS, FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS. THE PROXY STATEMENT AND THE RELATED PROXY FORM ARE BEING DISTRIBUTED ON OR ABOUT [_______], 2015. YOU CAN VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS:

•	COMPLETE AND RETURN A WRITTEN PROXY CARD; OR

•	ATTEND THE COMPANY'S 2015 ANNUAL MEETING OF STOCKHOLDERS AND VOTE.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON AUGUST 25, 2015 — THE PROXY STATEMENT AND THE 2014 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT [_______________].

TABLE OF CONTENTS

Page No.

GENERAL INFORMATION	1

PROPOSAL I ELECTION OF DIRECTORS	4

CORPORATE GOVERNANCE	6

PROPOSAL II APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 215,000,000 SHARES TO 600,000,000 SHARES	11

PROPOSAL III APPROVAL to amend Article IV (Conversion) of the Series A-1 Convertible Preferred Stock Certificate of Designations to the effect that the Series A-1 Preferred Stock will automatically convert into common stock upon the Company consummating an equity financing for at least $1,000,000	14

PROPOSAL IV APPROVAL to amend SECTION 6 (AUTOMATIC Conversion) of the Series B Convertible Preferred Stock Certificate of Designations to the effect that the Series B Preferred Stock will automatically convert into common stock upon the Company consummating an equity financing for at least $1,000,000	16

PROPOSAL V APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION to allow stockholders to able to act by written consent only WHILE Privet Fund LP and its affiliates own an aggregate of at least 30% of the Company’s outstanding voting stock	18

PROPOSAL VI APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION to provide that only the Board of Directors may call a special meeting of stockholders of the Company	20

PROPOSAL VII APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION to RENOUNCE THE COMPANY’S EXPECTANCY REGARDING CERTAIN CORPORATE OPPORTUNITIES presented to a privet stockholder	21

PROPOSAL VIII APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION to ELECT not be governed by the provisions of Section 203 of the Delaware General Corporation Law	23

PROPOSAL IX APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION establishing the courts located within the State of Delaware as the exclusive forum for the adjudication of certain legal actions	24

PROPOSAL X APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION to authorize 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share	25

PROPOSAL XI ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION	27

PROPOSAL XII ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION	28

PROPOSAL XIII RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	31

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	33

EXECUTIVE COMPENSATION	33

CERTAIN TRANSACTIONS	37

HOUSEHOLDING OF PROXY MATERIALS	38

OTHER MATTERS	38

APPENDIX A – SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
APPENDIX B – AUDIT COMMITTEE CHARTER

Cicero, Inc.
8000 Regency Parkway
Cary, North Carolina 27518

PROXY STATEMENT FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

This proxy statement contains information related to the 2015 Annual Meeting of Stockholders (“Annual Meeting”) of Cicero, Inc., a Delaware corporation (“we”, “us”, “our”, “Cicero”, or “the Company”), to be held at [_______________] on August 25, 2015 at [●] a.m., local time, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and a copy of our Annual Report on Form 10-K for the year ended December 31, 2014 is [_______], 2015. You are invited to attend the Annual Meeting, and we request that you vote on the proposals described in this Proxy Statement. You do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Record Date and Quorum

Our Board of Directors has fixed the close of business on July 30, 2015 as the record date (the “Record Date”) for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. The presence, in person or by proxy, of the holders of record of capital stock representing a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.

Voting Securities and Required Vote

As of the Record Date, we had issued and outstanding 180,353,377 shares of common stock, par value $0.001 per share, 1,499.628 shares of our Series A-1 Preferred Stock, par value $0.001 per share, and 10,400 shares of our Series B Preferred Stock, par value $0.001 per share.  Holders of common stock are entitled to one vote for each share of common stock held on the Record Date; holders of Series A-1 Preferred Stock are entitled to one thousand votes for each share of Series A-1 Preferred Stock held on the Record Date; and  holders of Series B Preferred Stock are entitled to one thousand votes for each share of Series B Preferred Stock held on the Record Date.

Proposal I - Directors are elected by a plurality of the affirmative votes cast by those shares of stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Seven directors are to be elected by the holders of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock, voting together as a single class.

Proposal II – The affirmative vote of the holders of a majority of the issued and outstanding shares of our voting stock (which consists of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock), voting together as a single class, is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal III – The affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of our Series A-1 Preferred Stock, voting together separately as a class, is required to approve this proposal. Abstentions will have the same effect as an “Against” vote. None of these shares are held by brokers.

Proposal IV – The affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of our Series B Preferred Stock, voting together separately as a class, is required to approve this proposal. Abstentions will have the same effect as an “Against” vote. None of these shares are held by brokers.

Proposal V – The affirmative vote of the holders of a majority of the issued and outstanding shares of our voting stock (which consists of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock), voting together as a single class, is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal VI – The affirmative vote of the holders of a majority of the issued and outstanding shares of our voting stock (which consists of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock), voting together as a single class, is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal VII – The affirmative vote of the holders of a majority of the issued and outstanding shares of our voting stock (which consists of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock), voting together as a single class, is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal VIII – The affirmative vote of the holders of a majority of the issued and outstanding shares of our voting stock (which consists of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock), voting together as a single class, is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal IX – The affirmative vote of the holders of a majority of the issued and outstanding shares of our voting stock (which consists of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock), voting together as a single class, is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal X – The affirmative vote of the holders of a majority of the issued and outstanding shares of our voting stock (which consists of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock), voting together as a single class, is required to approve this proposal. Abstentions and broker non-votes will have the same effect as an “Against” vote.

Proposal XI – The affirmative vote of the holders of a majority of the shares of our voting stock (which consists of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock) present and entitled to vote at the meeting, voting together as a single class, is required to approve this proposal. Abstentions will have the same effect as an “Against” vote while vote broker non-votes will have no effect on the outcome of the vote.

Proposal XII – The number of years receiving the greatest number of votes (i.e. one, two or three years) from the holders of our voting stock (which consists of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock), voting together as a single class, will be considered the frequency recommended by stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Proposal XIII – The affirmative vote of the holders of a majority of the shares of our voting stock (which consists of our common stock, Series A-1 Preferred Stock and Series B Preferred Stock) present and entitled to vote at the meeting, voting together as a single class, is required to approve this proposal. Abstentions will have the same effect as an “Against” vote while vote broker non-votes will have no effect on the outcome of the vote.

Voting by Proxy

If your shares are registered directly in your name with American Stock Transfer & Trust Company, our transfer agent, you are considered a stockholder of record. As a stockholder of record at the close of business on the Record Date, you can vote in person at the Annual Meeting or you can provide a proxy to be voted at the meeting by signing and returning the enclosed proxy card. If you submit a proxy card, we will vote your shares as you direct. If you submit a proxy card without giving specific voting instructions, those shares will be voted as recommended by the Board of Directors. If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” all the nominees to the Board of Directors in Proposal I, “For” Proposals II, III, IV, V, VI, VII, VIII, IX, X, XI and XIII, and “3-Years” for Proposal XII. If any other matter is properly presented at the Annual Meeting, your proxy (i.e., one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If your shares are held in a stock brokerage account or otherwise by a nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares cannot be voted and will be treated as broker non-votes.

Revocation of Proxy

Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Annual Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at anytime by either (i) a later-dated proxy, (ii) a written revocation sent to and received by the Secretary of the Company prior to the Annual Meeting, or (iii) attendance at the Meeting and voting in person. If your shares are held in street name, you must follow the instructions provided by your broker or bank.

Cost of Proxy Solicitation

We will pay for the entire cost of soliciting proxies by our Board of Directors. In addition to the solicitation of proxies by mail, solicitation may be made personally or by telephone or electronic communication by our directors, officers and employees, none of whom will receive additional compensation for these services. We will reimburse brokers and other nominees for their reasonable out-of-pocket expenses incurred in connection with distributing forms of proxies and proxy materials to the beneficial owners of our common stock.

Stockholder Proposals for next Annual Meeting

Under Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), stockholders of the Company may present proper proposals for inclusion in the Company's Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals to the Company in a timely manner. In order to be considered for inclusion in the Proxy Statement distributed to stockholders prior to the annual meeting of stockholders in the year 2016, a stockholder proposal must be received by the Company no later than [April 1, 2016] and must otherwise comply with the requirements of Rule 14a-8. Stockholder proposals should be delivered in writing to Cicero Inc., 8000 Regency Parkway, Cary, North Carolina 27518 Attention: Secretary.

PROPOSAL I
ELECTION OF DIRECTORS

There are seven nominees for election to the Company's Board of Directors. The names of the persons who are nominees for director and their positions and offices with the Company are set forth in the table below. Each director to be elected will hold office until the 2016 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authorization to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee as the Board of Directors may propose. Each of the nominees listed below has been nominated for and has agreed to stand for election and management has no reason to believe that any nominee will be unable to serve.

The following table provides information regarding each nominee to our Board of Directors:

Name	Age	Position
John L Steffens	73	Chairman of the Board
John Broderick	66	Chief Executive Officer, Chief Financial Officer and Director
Mark Landis	73	Director
Bruce D. Miller	64	Director
Don Peppers	64	Director
Ryan Levenson	40	Director
Thomas Avery	61	Director

John L. Steffens

Mr. Steffens was appointed to our Board of Directors on May 16, 2007, and is the Founder and Senior Managing Director of Spring Mountain Capital, LP. Prior to founding Spring Mountain Capital in 2001, Mr. Steffens spent 38 years at Merrill Lynch & Co., Inc., where he held numerous senior management positions, including President of Merrill Lynch Consumer Markets, Vice Chairman of Merrill Lynch & Co., Inc., and Chairman of its U.S. Private Client Group. Under his leadership, the Private Client Group experienced tremendous growth, increasing assets under management from $200 billion to $1.6 trillion. Mr. Steffens also served on the board of directors of Merrill Lynch & Co., Inc. from April 1986 until July 2001.

Mr. Steffens currently serves on the board of directors of Colony Financial, Inc. He also serves on the board of managers of HealthpointCapital and the advisory boards of StarVest Partners and Wicks Communication & Media Partners, L.P. In addition, he is currently National Chairman Emeritus of the Alliance for Aging Research and a member of the Board of Overseers of the Geisel School of Medicine at Dartmouth. Previously, Mr. Steffens served as Chairman of the Securities Industry Association (now the Securities Industry and Financial Markets Association, or SIFMA) and as a Trustee of the Committee for Economic Development. In 2010, Mr. Steffens was the recipient of the Billie Jean King Contribution Award from the Women's Sports Foundation. Mr. Steffens received a B.A. in Economics from Dartmouth College and also completed Harvard Business School’s Advanced Management Program. We believe Mr. Steffen’s qualifications to serve on our Board of Directors include his experience in leading complex enterprises and his experience as a senior executive.

John P. Broderick

Mr. Broderick is currently the Chief Executive Officer and Chief Financial Officer of the Company and is also a director. Mr. Broderick has served as a director and as the Chief Executive Officer of the Company since June 2005, as the Chief Financial Officer of the Company since April 2001, and as Corporate

Secretary since August 2001. Prior to joining our Company, Mr. Broderick was Executive Vice President of Swell Inc., a sports media e-commerce company where he oversaw the development of all commerce operations and served as the organization's interim Chief Financial Officer. Previously, Mr. Broderick served as Chief Financial Officer and Senior Vice President of North American Operations for Programmer's Paradise, a publicly held international software marketer.  Mr. Broderick received his B.S. degree in accounting from Villanova University.  We believe Mr. Broderick’s qualifications to serve on our Board of Directors include his intimate knowledge of our operations as a result of day to day leadership as our Chief Executive Officer.

Mark Landis

Mr. Landis has been a director of the Company since July 2005. Mr. Landis retired in 2003 from Siemens Building Technology’s where he served as president of the North American Security Division since 2001.  Previously he served as CEO of Security Technologies Group from 1988 until it was sold to Siemens Building Technology’s in 2001.  In 2008 he became Chairman of Docassist, LLC.  Mr. Landis earned his B.A. from Cornell University and his Juris Doctorate from the University of Pennsylvania.  Mr. Landis received his Chartered Property and Casualty Underwriter (CPCU) from the American Institute for Property and Liability Underwriters.  We believe Mr. Landis’ qualifications to serve on our Board of Directors include his experience in leading enterprises and his experience as a senior executive.

Bruce D. Miller

Mr. Miller has been a director since July 2005.  He has served as General Partner of Delphi Partners, Ltd. a closely held investment partnership, since 1989.  Mr. Miller is a long-standing member of the board of Cape Air/Nantucket Airlines and was recently named a Trustee of the Cape Cod Five Cent Savings Bank. He has been involved with numerous non-profits in his home town of Nantucket, Massachusetts.  Mr. Miller received both a B.S. in Finance and an M.B.A. from Lehigh University.  We believe Mr. Miller’s qualifications to serve on our Board of Directors include his experience as General Partner of a privately owned investment partnership.

Don Peppers

Mr. Peppers has been a Director since June 2007.  Mr. Peppers formed Marketing 1:1, Inc. in January 1992 which became Peppers & Rogers Group, a customer-centered management consulting firm with offices located in the United States, Europe, the Middle East, Latin America and South Africa.  He has written or co-authored ten books on marketing, sales, and customer relationships issues.  Peppers & Rogers Group is now a unit of TeleTech Holdings (TTEC), a business process outsourcer based in Denver, Colorado.  From October 1990 to January 1992, Mr. Peppers was the Chief Executive Officer of Perkins/Butler Direct Marketing, a top-20 U.S.-direct-marketing agency.  Prior to marketing and advertising, he worked as an economist in the oil business and as the director of accounting for a regional airline. Mr. Peppers holds a Bachelor's Degree in astronautical engineering from the U.S. Air Force Academy, and a Master's Degree in public affairs from Princeton University's Woodrow Wilson School.  We believe Mr. Pepper’s qualifications to serve on our Board of Directors include his years of experience providing strategic advisory services to organizations.

Ryan Levenson

Mr. Levenson was appointed to the Board of Directors on July 15, 2015, pursuant to a director designation right granted to Privet Fund LP (“Privet”) in connection with the Stock and Warrant Purchase Agreement (the “Purchase Agreement”) entered into by the Company with Privet, five directors of the Company, including John L. Steffens, Donald Peppers, Mark Landis, Bruce Miller and Thomas Avery and three other persons (see Proposal II for more details regarding the Purchase Agreement). Mr. Levenson is currently and has been Principal and Managing Member of Privet Fund Management LLC, an investment firm, since its founding in February 2007. Mr. Levenson currently serves as a director of RELM Wireless Corp., a manufacturer and distributor of wireless communications products. Previously, Mr. Levenson served as a director and member of the Compensation, Organization and Corporate Governance Committee of Material Sciences Corp. from May 2013 until its sale in March 2014. Mr. Levenson also served as a member of the board of directors and Compensation and Audit Committees of The Middleby Corporation from May 2006 until November 2012. Prior to founding Privet Fund Management LLC in February 2007, Mr. Levenson served as Vice President of Business Development at MSI, a privately held building products distributor and construction services company, from 2003 until 2006. Prior to his service with MSI, Mr. Levenson served as a financial analyst for Cramer Rosenthal McGlynn’s long/short equity hedge fund after working at SAC Capital Advisors LLC in a similar capacity. Mr. Levenson graduated from Vanderbilt University with a degree in art history. We believe Mr. Levenson’s qualifications to serve on our Board of Directors include his experience with making value-oriented investments in small capitalization companies across all levels of the capital structure.

Thomas Avery

Mr. Avery was appointed to the Board of Directors on July 15, 2015, pursuant to a director designation right granted to Privet in connection with the Purchase Agreement entered into by the Company with Privet, five directors of the Company, including John L. Steffens, Donald Peppers, Mark Landis, Bruce Miller and Thomas Avery and three other persons (see Proposal II for more details regarding the Purchase Agreement). Mr. Avery has over 37 years of investment banking and venture capital experience which includes serving as a Managing Director at Raymond James & Associates from 2000 until 2014; the head of the investment banking group at Interstate/Johnson-Lane from 1995 to 2000; a general partner at Noro-Moseley Partners from 1989 to 1995; a general partner at Summit Partners from 1984 to 1989; and Senior Vice President at The Robinson-Humphrey Company from 1977 to 1984. During his career as a venture capitalist, Mr. Avery served on numerous private company boards, assisting those companies with advice and help in financing their enterprises, planning and executing growth strategies, and building effective management teams. Mr. Avery is currently serving on the board of directors of KIPP Metro Atlanta, a national charter school organization serving low income, minority children. Mr. Avery graduated Summa Cum Laude from the Georgia Institute of Technology with a bachelor’s degree in industrial management and from the Harvard Business School with a master’s degree in business administration. We believe Mr. Avery’s qualifications to serve on our Board of Directors include his many years of investment banking and venture capital experience.

Interest of Certain Persons in Matters to be Acted Upon

In connection with and as a condition to the Company entering into the Purchase Agreement, Mr. Steffens and Privet entered into a voting agreement whereby Mr. Steffens and Privet agreed to vote their respective shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock in favor of electing Messrs. Levenson and Avery to the Board of Directors. As Mr. Steffens and Privet together control over 68% of the aggregate voting power of the Company’s outstanding shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock, Messrs. Levenson and Avery will be elected to the Board at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF
THE NOMINEES IN PROPOSAL I

CORPORATE GOVERNANCE

Board Leadership Structure

The Board considers and establishes the appropriate leadership structure for the Company. The Board has concluded that the Company and its stockholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chairman of the Board. The Board believes that it is important to retain the flexibility to make this determination based on the circumstances at the time of the determination, recognizing that no single leadership structure will best serve the Company in all cases. This allows the Board to use its broad experience and knowledge to elect the most qualified director as Chairman of the Board, while maintaining its ability to either separate or combine the roles of Chairman and Chief Executive Officer.

The Board  has decided to separate the roles of Chief Executive Officer (John Broderick) and Chairman of the Board (John Steffens) in recognition of the differences between the two roles. Our Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to our Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the full Board.

Independence of the Board of Directors

Our Board of Directors currently consists of seven members.  They are John L. Steffens, John P. Broderick, Mark Landis, Bruce D. Miller, Don Peppers, Ryan Levenson and Thomas Avery. Mr. Steffens is the Company’s Chairman of the Board and Mr. Broderick is the Company’s Chief Executive Officer and Chief Financial Officer.  The Company’s stock is quoted on the Over The Counter Bulletin Board, which does not have director independence requirements. Under Item 407(a) of Regulation S-K, the Company has chosen to measure the independence of its directors under the definition of independence used by the NYSE MKT, which can be found in the NYSE MKT Company Guide, §803(A)(2).  Under such definition, Messrs. Steffens, Landis, Miller, Peppers, Levenson and Avery are independent directors.

Committees of the Board of Directors

The Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

The Audit Committee is currently composed of Mark Landis and Bruce Miller.  Bruce Hasenyager and John W. Atherton, Jr. were members of the Audit Committee prior to their resignations from the Board on April 7, 2015 and July 15, 2015, respectively. The Board plans to appoint new members to the Audit Committee after the Annual Meeting. The responsibilities of the Audit Committee include the appointment of, retention, replacement, compensation and overseeing the work of the Company’s independent accountants and tax professionals. The Audit Committee reviews with the independent accountants the results of the audit engagement, approves professional services provided by the accountants including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls. The Audit Committee met formally four times during our fiscal year ended December 31, 2014. Each member attended every meeting while they were appointed to the Audit Committee. The Board of Directors has determined that the members of the Audit Committee were and are independent.  Mr. Landis qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee does have a written charter, which is attached to this proxy statement as Appendix B.

Compensation Committee

The Compensation Committee was, prior to their respective resignations from the Board on July 15, 2015, composed of Jay Kingley and Charles Porciello. The Board plans to appoint new members to the Compensation Committee after the Annual Meeting.  The Compensation Committee met once in 2014. The Compensation Committee does not have a written charter.

The Compensation Committee has responsibility for establishing, implementing and monitoring adherence with the Company’s compensation philosophy.  Its duties include:

           • Setting the total compensation of our Chief Executive Officer and evaluating his performance based on corporate goals and objectives;

           • Reviewing and approving the Chief Executive Officer’s decisions relevant to the total compensation of the Company’s other executive officer;

           •  Making recommendations to the Board of Directors with respect to equity-based plans in order to allow us to attract and retain qualified personnel; and

           • Reviewing director compensation levels and practices, and recommending, from time to time, changes in such compensation levels and practices of the Board of Directors.

Nominating Committee

The Nominating Committee was, prior to his resignation from the Board on July 15, 2015, composed of Bruce Hasenyager. The Board plans to appoint new members to the Nomination Committee after the Annual Meeting The functions of the Nominating Committee include identification and recommendation of director nominees qualified to serve on the Board of Directors. The Nominating Committee did not meet in 2014. The Nominating Committee does not have a written charter.

The Nominating Committee considers persons identified by its members, management, shareholders, potential investors, investment bankers and others. The Nominating Committee may also use the services of search firms to assist in identifying potential directors, in gathering information about the background and experience of such persons and acting as an intermediary with such persons.

The Nominating Committee does not have any formal criteria for nominees; however, it believes that persons to be nominated should be actively engaged in business endeavors, have an understanding of financial statements, corporate budgeting and capital structure, be familiar with the requirements of a publicly traded company, be familiar with industries relevant to the Company’s business endeavors, be willing to devote significant time to the oversight duties of the board of directors of a public company, and be able to promote a diversity of views based on the person’s education, experience and professional employments. The Nominating Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests. The Nominating Committee may require certain skills or attributes, for example financial or accounting experience, to meet specific Board needs that arise from time to time. The Nominating Committee does not distinguish among nominees recommended by shareholders and other persons.

Shareholders and others wishing to suggest candidates to the Nominating Committee for consideration as directors must submit written notice to our corporate Secretary, who will provide it to the Nominating Committee.

Meetings of the Board of Directors

The Board of Directors met four times during 2014. All incumbent directors attended at least 75% of the meetings of the Board of Directors held during the period for which they were a director.

We expect all of our directors to attend the 2015 Annual Meeting of Stockholders. We do not maintain a formal policy regarding director attendance at our annual meeting of stockholders.

The Board's Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company's risks. The Board regularly reviews information regarding the Company's credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee oversees management of financial risks. The Nominating Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest of director nominees. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Stockholder Communications with the Board of Directors

Stockholders may contact members of the Board of Directors by writing to them c/o Cicero Inc., Suite 542, 8000 Regency Parkway, Cary, North Carolina 27518 Attention: Secretary. The Secretary will forward correspondence to the directors from time to time.

Code of Business Conduct and Ethics

Our Board of Directors has adopted a code of ethics and a code of conduct that applies to all of our Directors, Chief Executive Officer, Chief Financial Officer, and employees.  We will provide copies of our code of conduct and code of ethics without charge upon request. To obtain a copy of the code of ethics or code of conduct, please send your written request to Cicero Inc., Suite 542, 8000 Regency Pkwy, Cary, North Carolina 27518, Attention: Secretary.  The code of ethics is also available on the Company’s website at www.ciceroinc.com.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee is responsible for reviewing, approving and managing the engagement of the Company’s independent registered public accounting firm, including the scope, extent and procedures of the annual audit and compensation to be paid therefore, and all other matters the audit committee deems appropriate, including the Company’s independent registered public accounting firm’s accountability to the Board of Directors and the Audit Committee. The Audit Committee reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and discussed and reviewed the results of the Company’s independent registered public accounting firm’s examination of the financial statements. In addition, the Audit Committee discussed with the Company's independent registered public accounting firm the independent registered public accounting firm’s independence from management and the Company, including the matters in the written disclosures and the letter regarding its independence as required by the applicable requirements of the Public Company Oversight Board regarding the independent accountant's communications with the audit committee concerning independence. The Audit Committee also considered whether the provision of any non-audit services was compatible with maintaining the independent registered public accounting firm's independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audits, and received from them written disclosures and letter regarding their independence. The Audit Committee meets with the Company's independent registered public accounting firm, with and without management present, to discuss the results of its examinations and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during the fiscal year ended December 31, 2014.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission. The audit committee has also retained Cherry Bekaert LLP as the   Company's independent registered public accounting firm for the fiscal year ending December 31, 2015.

Audit Committee:

Mark Landis
Bruce Miller

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL II

APPROVAL OF AMENDMENT TO THE COMPANY’S
AMENDED AND RESTATED CERTIFICATE OF INCORPORATIO
INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
FROM 215,000,000 SHARES TO 600,000,000 SHARES

General

The Board of Directors is proposing for stockholder approval an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of common stock, par value $0.001 per share, from 215,000,000 shares to 600,000,000 shares. At a meeting held on July 8, 2015, the Board of Directors approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the Company’s stockholders at the Annual Meeting. The Charter also authorizes the issuance of up to 10,000,000 shares of convertible preferred stock, par value $0.001 per share, of which 1,499.628 shares of Series A-1 Preferred Stock and 10,400 shares of Series B Preferred Stock are currently issued or outstanding. This proposed amendment will not increase or otherwise affect the Company’s authorized shares of preferred stock; however, at the Annual Meeting (A) holders of the Company’s Series A-1 Preferred Stock will be voting on a proposal to amend the requirement in Article IV (Conversion) of the Series A-1 Convertible Preferred Stock Certificate of Designations which provides that the Series A-1 Preferred Stock be automatically converted into common stock upon the Company consummating an equity financing for at least $5,000,000 to consummating an equity financing for at least $1,000,000, which will cause an automatic conversion of the Series A-1 Preferred Stock into common stock (see Proposal III); (B) holders of the Company’s Series B Preferred Stock will be voting on a proposal to amend the requirement in Article 6 (Automatic Conversion) of the Series B Convertible Preferred Stock Certificate of Designations which provides that the Series B Preferred Stock be automatically converted into common stock upon the Company consummating an equity financing for at least $5,000,000 to consummating an equity financing for at least $1,000,000, which will cause an automatic conversion of the Series B Preferred Stock into common stock (see Proposal IV); and (C) all stockholders will be voting on a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to authorize 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share (see Proposal X).

The Board believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of common stock in order to allow the Company to meet certain contractual commitments and to give the Company greater flexibility in considering and planning for future potential business needs.

Purpose

The Charter currently authorizes the issuance of up to 215,000,000 shares of common stock, par value $0.001 per share. As of the close of business on July 30, 2015, 180,353,377 shares of common stock were issued and outstanding. In addition, as of the close of business on July 30, 2015, there were 207,959,111 shares of common stock issuable upon exercise of outstanding warrants, 3,603,110 shares of common stock issuable upon exercise of outstanding stock options, 898,090 shares of common stock reserved for issuance for future grants under the Company’s 2007 Employee Stock Option Plan and Outside Director Stock Option Plan (collectively, the “Current Option Plans”) and 11,899,628 shares of common stock issuable upon conversion of the Company’s Series A-1 and Series B Preferred Stock. Assuming all currently outstanding warrants, options and shares of Series A-1 and Series B Preferred Stock were exercised or converted and all options reserved for issuance under the Current Option Plans were issued and exercised, the Company would not have enough authorized shares of common stock to allow exercise of the warrants issued to the purchasers in the transaction described below.

On July 15, 2015, the Company entered into a Stock and Warrant Purchase Agreement (the “Purchase Agreement”) with investors named therein, including Privet Fund LP (“Privet”), five directors of the Company, including John L. Steffens, Donald Peppers, Mark Landis, Bruce Miller and Thomas Avery and three other persons (collectively the nine investors are referred to as the “Purchasers”). Pursuant to the terms of the Purchase Agreement, the Company issued to the Purchasers an aggregate of 25,000,000 shares of common stock and warrants to purchase up to an aggregate of 205,277,778 shares of common stock, in return for an aggregate investment of $1,000,000. The warrants, if exercised, would result in a cash inflow to the Company of approximately $9,000,000.

Therefore, the purposes of this amendment to increase the number of authorized shares of common stock from 215,000,000 to 600,000,000 are:

•
to allow the Company to issue additional shares of common stock for any proper corporate purposes, including but not limited to, public or private financings, stock splits, stock dividends, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures and other business combinations, as well as for other general corporate transactions; and

•
to allow exercised of the above-described options, warrants, including the warrants issued to Purchasers (the exercise of which could result in a cash inflow to the Company of up to $9,000,000), and conversion of outstanding preferred and promissory notes.

Other than as described above and the conversion of the Company’s Series A-1 Preferred Stock (Proposal III) and Series B Preferred Stock (Proposal IV), the Company has no current plan, commitment, arrangement, understanding or agreement regarding the issuance of the additional shares of common stock resulting from the proposed increase in the number of authorized shares of common stock. The additional shares of common stock will be available for issuance from time to time as determined by the Board of Directors for any proper corporate purposes. Having these additional shares of authorized common stock available for future use will allow the Company to issue additional shares of common stock without the expense and delay of arranging a special meeting of stockholders.

Possible Effects and Anti-takeover Considerations

Once the amendment to the Charter is approved, the additional authorized shares would be available for issuance at the discretion of the Board and without further stockholder approval. It is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders. The additional shares of authorized common stock would have the same rights and privileges as the shares of common stock currently issued and outstanding. The adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. Shares of common stock issued in the future (including for the purposes described above in the section entitled “Purpose”), other than for a stock split, may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could have a financially dilutive effect on previously issued shares of common stock and have a negative effect on the market price of the common stock. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not adversely affect the Company’s business or the trading price of our stock. Current stockholders have no preemptive or similar rights.

The Company has not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of common stock or preferred stock, including preferred stock convertible into shares of common stock, in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized number of shares of common stock has been prompted by the need to fulfill contractual obligations and other business and financial considerations, and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Interest of Certain Persons in Matters to be Acted Upon

As described above, in connection with the Purchase Agreement, the Company issued warrants to John L. Steffens, Tom Avery, Mark Landis, Bruce Miller and Don Peppers, each a director of the Company, to purchase up to an aggregate of 51,319,445 shares of common stock. These warrants are exercisable for a term of three years at exercise prices ranging from $0.04 to $0.05 per share. Some of the additional shares of common stock authorized by this proposal may be issued to Messrs. Steffens, Avery, Landis, Miller and Peppers upon exercise of their respective warrants.

In connection with and as a condition to the Company entering into the Purchase Agreement, Mr. Steffens and Privet entered into a voting agreement whereby Mr. Steffens and Privet agreed to vote their respective shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock in favor of this proposal. As Mr. Steffens and Privet together control over 68% of the aggregate voting power of the Company’s outstanding shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock, this proposal will be approved at the Annual Meeting.

Effective Date

In order for the increase in the number of authorized shares of common stock to 600,000,000 shares to become effective, we will have to file a Second Amended and Restated Certificate of Amendment (a copy of which is attached to this Proxy Statement as Appendix A) with the Delaware Secretary of State. Upon obtaining stockholder approval of this proposal, we intend to file the Second Amended and Restated Certificate of Amendment as soon as practicable. The Board of Directors reserves the right, notwithstanding stockholder approval of this proposal and without further action by our stockholders, not to proceed with the corporate action authorized by this proposal at any time before the filing of the Second Amended and Restated Certificate of Amendment.

Regarding the authorized capital structure of the Company, the first sentence of the Fourth Article of the Charter currently reads as follows:

“The total number of shares of capital stock which the Corporation is authorized to issue is two hundred twenty five million 225,000,000 shares, consisting of: (i) Two Hundred Fifteen million (215,000,000) shares of Common Stock, par value $.001 per share (“Common Stock”); and (ii) Ten million (10,000,000) shares of preferred stock, par value $.001 per share (“preferred stock”).

The first sentence of Section 4.01 of Article IV of the Company’s Second Amended and Restated Certificate of Amendment, as approved by the Board of Directors, reads as follows:

“Total Authorized Shares.  The total number of shares of capital stock that the Corporation shall have authority to issue is 610,000,000, which shall be divided into 600,000,000 shares of common stock, par value $0.001 (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).”

Dissenter’s Rights

Delaware law does not provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL II

PROPOSAL III

APPROVAL TO AMEND ARTICLE IV (CONVERSION) OF THE SERIES A-1 CONVERTIBLE PREFERRED STOCK CERTIFICATE OF DESIGNATIONS TO THE EFFECT THAT THE SERIES A-1 PREFERRED STOCK WILL AUTOMATICALLY CONVERT INTO COMMON STOCK UPON THE COMPANY CONSUMMATING AN EQUITY FINANCING FOR AT LEAST $1,000,000

General

The Board of Directors is proposing for approval by the holders of the Company’s Series A-1 Preferred Stock an amendment to Article IV (Conversion) of the Series A-1 Convertible Preferred Stock Certificate of Designations which provides that the Series A-1 Preferred Stock be automatically converted into common stock upon the Company consummating an equity financing for at least $5,000,000 to consummating an equity financing for at least $1,000,000, with recognition that the consummation of the Purchase Agreement (as describe in Proposal II) would satisfy this requirement, approval of this proposal would cause an automatic conversion of all 1,499.628 shares of Series A-1 Preferred Stock into 1,499,628 shares of common stock. At a meeting held on July 8, 2015, the Board of Directors approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the Company’s Series A-1 Preferred Stockholders at the Annual Meeting.

Purpose

The purpose of this proposal is to cause the automatic conversion of all outstanding shares of the Company’s Series A-1 Preferred Stock. Additionally, with the full conversion of the Series A-1 Preferred Stock, the Company will be able to eliminate that class of preferred stock. If the Class B Preferred Stock is similarly converted (see Proposal IV), then the terms and provisions of the Company’s convertible preferred stock can be eliminated and replaced by a form of “blank check” preferred stock, as is being submitted for approval by the stockholders under Proposal X. The Board of Directors believes that converting all of the outstanding shares of the Company’s Series A-1 Preferred Stock to be in the best interests of the Company and its stockholders because as by no longer having any outstanding shares of Series A-1 Preferred Stock (or Series B Preferred Stock – see Proposal IV), the Company will be cleaning up its capitalization structure and thus making the Company possibly more attractive to any potential equity investors who may want to invest in the Company in the future.

Amendment

The holders of the Company’s Series A-1 Preferred Stock are being asked to vote on the following resolution:

RESOLVED, that Article IV.B of the Certificate of Designations, Preferences and Rights of Series A-1 Convertible Preferred Stock be deleted in its entirety as replaced as follows:

“B.  Mandatory Conversion.  The Series A-1 Preferred Stock shall automatically be converted into Common Stock at the then applicable Conversion Ratio upon the occurrence of one of the following events:

(1)  The Corporation has consummated since January 1, 2015 or consummates at least an additional $1,000,000.00 equity financing from institutional or strategic investors; and/or
(2)  The Corporation having four (4) consecutive quarters of positive cash flow as reflected on the Corporation’s financial statements prepared in accordance with generally accepted accounting principles (“GAAP”) and filed with the Securities and Exchange Commission (the “SEC”).”

Interest of Certain Persons in Matters to be Acted Upon

John L. Steffens and Mark Landis, directors of the Company, own an aggregate of 1,340.968 shares of Series A-1 Preferred Stock. Their interest in this proposal is solely as holders of Series A-1 Preferred Stock and they will be treated the same as any other holder of Series A-1 Preferred Stock.

In connection with and as a condition to the Company entering into the Purchase Agreement, Mr. Steffens, Mr. Landis, Carolyn Landis (Mr. Landis’ wife) and Privet entered into a voting agreement whereby Mr. Steffens, Mr. Landis and Mrs. Landis agreed to vote their shares of Series A-1 Preferred Stock in favor of this proposal. As Mr. Steffens, Mr. Landis and Mrs. Landis collectively own over 89% of the outstanding shares of Series A-1 Preferred Stock, this proposal will be approved at the Annual Meeting and all shares of Series A-1 Preferred Stock will, upon approval, automatically convert into share of common stock in accordance with the Series A-1 Convertible Preferred Stock Certificate of Designations, as amended.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL III

PROPOSAL IV

APPROVAL TO AMEND SECTION 6 (AUTOMATIC CONVERSION) OF THE SERIES B CONVERTIBLE PREFERRED STOCK CERTIFICATE OF DESIGNATIONS TO THE
EFFECT THAT THE SERIES B PREFERRED STOCK WILL AUTOMATICALLY
CONVERT INTO COMMON STOCK UPON THE COMPANY CONSUMMATING
AN EQUITY FINANCING FOR AT LEAST $1,000,000

General

The Board of Directors is proposing for approval by the holders of the Company’s Series B Preferred Stock an amendment to Section 6 (Automatic Conversion) of the Series B Convertible Preferred Stock Certificate of Designations which provides that the Series B Preferred Stock be automatically converted into common stock upon the Company consummating an equity financing for at least $5,000,000 to consummating an equity financing for at least $1,000,000, with recognition that the consummation of the Purchase Agreement (as describe in Proposal II) would satisfy this requirement, approval of this proposal would cause an automatic conversion of all 10,400 shares of Series B Preferred Stock into 10,400,000 shares of common stock. At a meeting held on July 8, 2015, the Board of Directors approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the Company’s Series B Preferred Stockholders at the Annual Meeting.

Purpose

The purpose of this proposal is to cause the automatic conversion of all outstanding shares of the Company’s Series B Preferred Stock. Additionally, with the full conversion of the Series B Preferred Stock, the Company will be able to eliminate that class of preferred stock. If the Class A-1 Preferred Stock is similarly converted (see Proposal III), then the terms and provisions of the Company’s convertible preferred stock can be eliminated and replaced by a form of “blank check” preferred stock, as is being submitted for approval by the stockholders under Proposal X. The Board of Directors believes that converting all of the outstanding shares of the Company’s Series B Preferred Stock to be in the best interests of the Company and its stockholders because as by no longer having any outstanding shares of Series B Preferred Stock (or Series A-1 Preferred Stock – see Proposal III), the Company will be cleaning up its capitalization structure and thus making the Company possibly more attractive to any potential equity investors who may want to invest in the Company in the future.

Amendment

The holders of the Company’s Series B Preferred Stock are being asked to vote on the following resolution:

RESOLVED, that Section 6(a) of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock be deleted in its entirety as replaced as follows:

“6.	Automatic Conversion.

(a)
Automatic Conversion of Series B Preferred Stock. Notwithstanding anything herein to the contrary, each outstanding share of Series B Preferred Stock shall automatically be converted into shares of Common Stock at the then applicable conversion rate determined pursuant to Section 5 upon the earlier to occur of the following events (each, an “Automatic Conversion Triggering Event”): (i) the Company has consummated since January 1, 2015 or consummates at least an additional $1,000,000 equity financing from institutional or strategic investors; and/or (ii) the Company has four (4) consecutive quarters of positive cash flow as reflected on the Company’s financial statements prepared in accordance with generally accepted accounting principles and filed with the Securities and Exchange Commission. The foregoing automatic conversion shall be effective upon the occurrence of the applicable Automatic Conversion Triggering Event (the “Automatic Conversion Date”), notwithstanding that the holders of Series B Preferred Stock may not receive notice of conversion until after the Automatic Conversion Date.”

Interest of Certain Persons in Matters to be Acted Upon

John L. Steffens and Don Peppers, directors of the Company, own an aggregate of 7,733 shares of Series B Preferred Stock. Their interest in this proposal is solely as a holder of Series B Preferred Stock and they will be treated the same as any other holder of Series B Preferred Stock.

In connection with and as a condition to the Company entering into the Purchase Agreement, Mr. Steffens, Mr. Peppers and Privet entered into a voting agreement whereby Mr. Steffens and Mr. Peppers agreed to vote their shares of Series B Preferred Stock in favor of this proposal. As Mr. Steffens and Mr. Peppers collectively own over 74% of the outstanding shares of Series B Preferred Stock, this proposal will be approved at the Annual Meeting and all shares of Series B Preferred Stock will, upon approval, automatically convert into share of common stock in accordance with the Series B Convertible Preferred Stock Certificate of Designations, as amended.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL IV

PROPOSAL V

APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW STOCKHOLDERS TO ABLE TO ACT BY WRITTEN CONSENT ONLY WHILE PRIVET FUND LP AND ITS AFFILIATES OWN AN AGGREGATE OF AT LEAST 30% OF THE COMPANY’S OUTSTANDING VOTING STOCK

General

The Board of Directors is proposing for stockholder approval an amendment to the Company’s Charter to allow stockholders to be able to act by written consent only while Privet Fund LP and its affiliates and their respective affiliates, subsidiaries, members, partners, directors, officers and employees, in each case other than the Company and its subsidiaries (collectively, the “Privet Stockholders”), own an aggregate of at least 30% of the Company’s outstanding voting stock. At a meeting held on July 8, 2015, the Board of Directors approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the Company’s stockholders at the Annual Meeting. For the complete text of the amendment, please see Article VII (Stockholder Action By Written Consent) of the Company’s Second Amended and Restated Certificate of Amendment, attached to this Proxy Statement as Annex A.

Purpose and Effect

The Company’s By-laws currently provide that, except as otherwise provided in the Company’s certificate of incorporation, any action required or permitted to be taken at an annual or special meeting of stockholders of the Company may be taken without a meeting, without prior notice and without a vote of stockholders. The Company’s Charter is currently silent as to stockholder action by written consent.

The purpose of this amendment is to afford the Privet Stockholders a special right to attempt to obtain stockholder approval by written consent while they hold 30% or more of the Company’s outstanding shares of voting stock. This provision was bargained for as part of the terms of the Purchase Agreement (see Proposal II) and was an inducement for Privet Fund LP to make its investment in the Company. This provision effectively eliminates the current ability of stockholders to use the written consent process to approve any stockholder action until the time that the Privet Stockholders are in a 30% ownership position. The Privet Stockholders do not have a 30% ownership at this time and may never obtain a 30% ownership interest in the Company.

Interest of Certain Persons in Matters to be Acted Upon

In connection with and as a condition to the Company entering into the Purchase Agreement, Mr. Steffens and Privet entered into a voting agreement whereby Mr. Steffens and Privet agreed to vote their respective shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock in favor of this proposal. As Mr. Steffens and Privet together control over 68% of the aggregate voting power of the Company’s outstanding shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock, this proposal will be approved at the Annual Meeting.

Effective Date

We will have to file a Second Amended and Restated Certificate of Amendment with the Delaware Secretary of State in order for the amendment to become effective. We intend to file the Second Amended and Restated Certificate of Amendment as soon as practicable following stockholder approval of this proposal. The Board of Directors reserves the right, notwithstanding stockholder approval of this proposal and without further action by our stockholders, not to proceed with the corporate action authorized by this proposal at any time before the filing of the Second Amended and Restated Certificate of Amendment.

Dissenter’s Rights

Delaware law does not provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL V

PROPOSAL VI

APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE THAT ONLY THE BOARD OF DIRECTORS MAY CALL A SPECIAL MEETING OF STOCKHOLDERS OF THE COMPANY

General

The Board of Directors is proposing for stockholder approval an amendment to the Company’s Charter to provided that only the Board of Directors may call a special meeting of stockholders of the Company. At a meeting held on July 8, 2015, the Board of Directors approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the Company’s stockholders at the Annual Meeting. For the complete text of the amendment, please see Article VIII (Special Meetings of Stockholders) of the Company’s Second Amended and Restated Certificate of Amendment, attached to this Proxy Statement as Annex A.

Purpose and Effect

The Company’s By-laws currently provide that a special meeting of the Company’s stockholders may be called at any time only by or at the direction of the Board of Directors pursuant to a resolution of the Board adopted by a majority of the total number of authorized directors and the stockholders shall not have the power to call a special meeting of the stockholders.

While the Company’s By-laws do not currently allow for stockholders to call a special meeting of stockholders, the By-laws may be subsequently amended by the Board of Directors without stockholder approval. By amending the Company’s Charter, it means that this provision may only be subsequently amended with the approval of the Board of Directors and the Company’s stockholders, as opposed to the Board alone.  This amendment makes consistent the terms of the Company’s By-Laws and certificate of incorporation.

Interest of Certain Persons in Matters to be Acted Upon

In connection with and as a condition to the Company entering into the Purchase Agreement (see Proposal II), Mr. Steffens and Privet entered into a voting agreement whereby Mr. Steffens and Privet agreed to vote their respective shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock in favor of this proposal. As Mr. Steffens and Privet together control over 68% of the aggregate voting power of the Company’s outstanding shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock, this proposal will be approved at the Annual Meeting.

Effective Date

We will have to file a Second Amended and Restated Certificate of Amendment with the Delaware Secretary of State in order for the amendment to become effective. We intend to file the Second Amended and Restated Certificate of Amendment as soon as practicable following stockholder approval of this proposal. The Board of Directors reserves the right, notwithstanding stockholder approval of this proposal and without further action by our stockholders, not to proceed with the corporate action authorized by this proposal at any time before the filing of the Second Amended and Restated Certificate of Amendment.

Dissenter’s Rights

Delaware law does not provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL VI

PROPOSAL VII

APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO RENOUNCE THE COMPANY’S
EXPECTANCY REGARDING CERTAIN CORPORATE OPPORTUNITIES
PRESENTED TO A PRIVET STOCKHOLDER

General

On July 15, 2015, the Company entered into a Stock and Warrant Purchase Agreement (the “Purchase Agreement”) with investors named therein, including Privet Fund LP (“Privet”), five directors of the Company, including John L. Steffens, Donald Peppers, Mark Landis, Bruce Miller and Thomas Avery and three other persons (collectively the nine investors are referred to as the “Purchasers”). Pursuant to the terms of the Purchase Agreement, the Company issued to the Purchasers an aggregate of 25,000,000 shares of common stock and warrants to purchase up to an aggregate of 205,277,778 shares of common stock, in return for an aggregate investment of $1,000,000. Concurrent with and as a condition of the consummation of the Purchase Agreement, Ryan Levenson was appointed to a vacant position on the Company’s Board of Directors. Mr. Levenson is Principal and Managing Member of Privet Fund Management LLC, an affiliate of Privet, and maintains positions with certain other Privet-affiliated entities. Mr. Levenson, as well as other officers, representatives, directors, agents, stockholders, members, partners of Privet, its affiliates and their respective affiliates (each, a “Privet Stockholder”), may from time to time be presented with certain corporate opportunities of potential interest to both the Company and other entities of which such persons serve as a officers, representatives, directors, agents, stockholders, members, partners, such as Privet and its affiliates (each, a “Privet Entity”).

In recognition of the foregoing, the Board of Directors, on July 8, 2015, approved, subject to stockholder approval, an amendment (the “Corporate Opportunities Amendment”) to our Charter, and directed that this amendment be submitted to a vote of the Company’s stockholders at the Annual Meeting, that will have the effect of renouncing the Company’s expectancy regarding certain corporate opportunities presented to the Privet Stockholders. For the complete text of the amendment, please see Article X (Competition and Corporate Opportunities) of the Company’s Second Amended and Restated Certificate of Amendment, attached to this Proxy Statement as Annex A.

Purpose and Effect

Directors and officers of a corporation, as part of their duty of loyalty to the corporation and its stockholders, generally have a fiduciary duty to disclose to the corporation opportunities that are related to its business and are prohibited from pursuing those opportunities unless such corporation determines that it is not going to pursue them. Directors and officers that serve in a fiduciary capacity of multiple entities, then, could become conflicted as to which entity should be presented with any given corporate opportunity. Section 122(17) of the Delaware General Corporation Law (the “DGCL”) expressly permits a Delaware corporation, such as the Company, to renounce in its certificate of incorporation or by action of its board of directors any interest or expectancy of the corporation in certain opportunities. This proposed Corporate Opportunities Amendment in part would renounce our right to certain corporate opportunities in order to more clearly delineate the responsibilities of Privet Stockholders with respect to corporate opportunities of which they may become aware. Specifically, after the Corporate Opportunities Amendment is enacted, we would renounce any interest and expectancy in any business opportunity (other than a business opportunity that is expressly offered in writing to a Privet Stockholder solely in his or her capacity as a director or officer of the Company), such that a Privet Stockholder may freely present such business opportunity to a Privet Entity rather than the Company, and the Privet Entity may freely pursue such business opportunity, even if it is competitive with our business or might otherwise constitute an attractive opportunity for the Company.

Interest of Certain Persons in Matters to be Acted Upon

In connection with and as a condition to the Company entering into the Purchase Agreement, Mr. Steffens and Privet entered into a voting agreement whereby Mr. Steffens and Privet agreed to vote their respective shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock in favor of this proposal. As Mr. Steffens and Privet together control over 68% of the aggregate voting power of the Company’s outstanding shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock, this proposal will be approved at the Annual Meeting.

Effective Date

We will have to file a Second Amended and Restated Certificate of Amendment with the Delaware Secretary of State in order for the amendment to become effective. We intend to file the Second Amended and Restated Certificate of Amendment as soon as practicable following stockholder approval of this proposal. The Board of Directors reserves the right, notwithstanding stockholder approval of this proposal and without further action by our stockholders, not to proceed with the corporate action authorized by this proposal at any time before the filing of the Second Amended and Restated Certificate of Amendment.

Dissenter’s Rights

Delaware law does not provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL VII

PROPOSAL VIII

APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND
RESTATED CERTIFICATE OF INCORPORATION TO ELECT NOT BE GOVERNED BY THE PROVISIONS OF SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW

General

The Board of Directors is proposing for stockholder approval an amendment to the Company’s Charter to elect not be governed by the provisions of Section 203 of the Delaware General Corporation Law (the “DGCL”). At a meeting held on July 8, 2015, the Board of Directors approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the Company’s stockholders at the Annual Meeting. Privet Fund LP (“Privet”) is not subject to the restrictions on business combinations set forth in Section 203 because the Board of Directors took action to waive application of Section 203 in respect of the investment in the Company by Privet (see Proposal II). For the complete text of the amendment, please see Article XI (Section 203 of the General Corporation Law) of the Company’s Second Amended and Restated Certificate of Amendment, attached to this Proxy Statement as Annex A.

Purpose and Effect

Section 203 of the DGCL provides that any person or entity who acquires 15% or more in voting power of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in a wide range of transactions (referred to as “business combinations”) with the corporation for a period of three years following the date the person became an interested stockholder, subject to certain exceptions. The exceptions are (i) the board of directors of the corporation has approved, prior to that acquisition date, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% in voting power of the corporation's voting stock outstanding at the time the transaction commenced (excluding certain shares), or (iii) the business combination is approved by the board of directors and authorized, at a shareholder meeting and not by written consent, by the affirmative vote of at least 662/3% in voting power of the outstanding voting stock not owned by the interested stockholder. Under Section 203 of the DGCL, a corporation can elect not to be subject to Section 203 if the corporation inserts a provision to that effect in its certificate of incorporation or if the stockholders of the corporation insert a provision to that effect in the bylaws of the corporation.

The purpose of this amendment is to give the Company greater flexibility in the future to enter into any potential business combinations (such as mergers, asset sales and securities issuances) with any future “interested stockholder” without having to go through the time and expense in waving the application of Section 203 with respect to such future “interested stockholder.”

Interest of Certain Persons in Matters to be Acted Upon

In connection with and as a condition to the Company entering into the Purchase Agreement (see Proposal II), Mr. Steffens and Privet entered into a voting agreement whereby Mr. Steffens and Privet agreed to vote their respective shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock in favor of this proposal. As Mr. Steffens and Privet together control over 68% of the aggregate voting power of the Company’s outstanding shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock, this proposal will be approved at the Annual Meeting.

Effective Date

We will have to file a Second Amended and Restated Certificate of Amendment with the Delaware Secretary of State in order for the amendment to become effective. We intend to file the Second Amended and Restated Certificate of Amendment as soon as practicable following stockholder approval of this proposal. The Board of Directors reserves the right, notwithstanding stockholder approval of this proposal and without further action by our stockholders, not to proceed with the corporate action authorized by this proposal at any time before the filing of the Second Amended and Restated Certificate of Amendment.

Dissenter’s Rights

Delaware law does not provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL VIII

PROPOSAL IX

APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION ESTABLISHING THE COURTS LOCATED
WITHIN THE STATE OF DELAWARE AS THE EXCLUSIVE FORUM FOR
THE ADJUDICATION OF CERTAIN LEGAL ACTIONS

General

The Board of Directors is proposing for stockholder approval of an amendment to the Company’s Charter establishing the courts located within the State of Delaware as the exclusive forum for the adjudication of certain legal actions. At a meeting held on July 8, 2015, the Board of Directors approved this amendment, subject to stockholder approval, and directed that this amendment be submitted to a vote of the Company’s stockholders at the Annual Meeting. For the complete text of the amendment, please see Article XIII (Forum) of the Company’s Second Amended and Restated Certificate of Amendment, attached to this Proxy Statement as Annex A.

Possible Effects and Anti-takeover Considerations

The Amendment would designate the state courts of the State of Delaware or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware, as the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company arising pursuant to any provision of the Delaware General Corporation Law, the Company’s certificate of incorporation or by-laws, or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine.

The Board of Directors believes that our stockholders will benefit from having disputes of this nature litigated in the Delaware courts. Although some plaintiffs could prefer to litigate matters in a forum outside of Delaware because another court may be more convenient to them (among other reasons), the Board of Directors believes that the proposed provision provides substantial benefits to the Company and its stockholders as a whole. Delaware state courts offers a specialized system to deal with corporate law questions, with streamlined procedures and processes that help provide relatively quick decisions. This accelerated schedule can limit the time, cost and uncertainty of litigation for all parties. The Delaware state courts have developed considerable expertise in dealing with corporate law issues, as well as a substantial and influential body of case law construing Delaware’s corporate law and long-standing precedent regarding corporate governance. This provides stockholders and the Company with more certainty with respect to the outcome of intra-corporate disputes. In addition, adoption of the provision would reduce the risk that the Company could be involved in duplicative litigation in more than one forum, as well as the risk that the outcome of cases in multiple forums could be inconsistent, even though each forum purports to follow Delaware law.

Interest of Certain Persons in Matters to be Acted Upon

In connection with and as a condition to the Company entering into the Purchase Agreement, Mr. Steffens and Privet entered into a voting agreement whereby Mr. Steffens and Privet agreed to vote their respective shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock in favor of this proposal. As Mr. Steffens and Privet together control over 68% of the aggregate voting power of the Company’s outstanding shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock, this proposal will be approved at the Annual Meeting.

Effective Date

We will have to file a Second Amended and Restated Certificate of Amendment with the Delaware Secretary of State in order for the amendment to become effective. We intend to file the Second Amended and Restated Certificate of Amendment as soon as practicable following stockholder approval of this proposal. The Board of Directors reserves the right, notwithstanding stockholder approval of this proposal and without further action by our stockholders, not to proceed with the corporate action authorized by this proposal at any time before the filing of the Second Amended and Restated Certificate of Amendment.

Dissenter’s Rights

Delaware law does not provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL IX

PROPOSAL X

APPROVAL OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE 10,000,000 SHARES OF
“BLANK CHECK” PREFERRED STOCK, PAR VALUE $0.001 PER SHARE

General

The Board of Directors is proposing for stockholder approval an amendment to the Company’s Charter to authorize 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share to replace the current class of convertible preferred stock. The Charter currently authorizes the issuance of up to 10,000,000 shares of preferred stock, par value $0.001 per share, of which 1,499.628 shares of Series A-1 Preferred Stock and 10,400 shares of Series B Preferred Stock are currently issued or outstanding. However, at the Annual Meeting (A) holders of the Company’s Series A-1 Preferred Stock will be voting on a proposal to amend Article IV (Conversion) of the Series A-1 Convertible Preferred Stock Certificate of Designations which, when approved, will cause an automatic conversion of the Series A-1 Preferred Stock into common stock (see Proposal III); and (B) holders of the Company’s Series B Preferred Stock will be voting on a proposal to amend Article 6 (Automatic Conversion) of the Series B Convertible Preferred Stock Certificate of Designations which, when approved, will cause an automatic conversion of the Series B Preferred Stock into common stock (see Proposal IV). Therefore, upon conclusion of the Annual Meeting, assuming Proposals III and IV are approved, all shares of the Company’s preferred stock currently outstanding will have converted into common stock.

Purpose and Effect

The term “blank check” is often used to refer to preferred stock, the creation and issuance of which is authorized by the stockholders in advance and the terms, rights and features of which are determined by the Board of Directors from time to time. Therefore, once authorized, the Board of Directors will be able to issue the shares in classes without further shareholder approval. The authorization of blank check preferred stock permits the Board of Directors to create and issue preferred stock from time to time in one or more series. Under the Company’s Second Amended and Restated Certificate of Incorporation, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue preferred shares, to fix the number of shares and to change designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights, dividend rates, terms of redemption, redemption prices, voting rights, conversion rights, and liquidation preferences of the shares constituting any series of preferred stock, in each case without any further action or vote by the stockholders.  To the extent that any preferred stock is convertible into common stock, upon conversion the existing holders of common stock would suffer dilution of their percentage ownership of the Company and may suffer economic dilution as a result of more common stock outstanding and trading in the market.  Because the terms of any preferred stock are not yet established, it is not possible to quantify the extent of any dilutive impact on the common stock, but it could be substantial.  The Board of Directors would be required to make any determination to issue shares of preferred stock based on its judgment that doing so would be in the best interests of the Company and all its stockholders.

The authorization of “blank check” preferred stock will provide the Company with increased flexibility in meeting future capital requirements by providing another type of security in addition to its common stock, as it will allow the Company to issue preferred stock from time to time with such features as may be determined by the Board of Directors for any proper corporate purpose. Such uses may include, without limitation, issuance for cash as a means of obtaining capital for use by the Company, or issuance as all or part of the consideration to be paid by the Company for acquisitions of other businesses or their assets. The Board of Directors has no present intent, plans, understandings, agreements or commitments to issue any preferred stock.

Possible Effects and Anti-takeover Considerations

The issuance of preferred stock could, under certain circumstances, have the effect of delaying or preventing a change of control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change of control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to make it more difficult to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage potential acquirors, and could therefore deprive stockholders of benefits they might otherwise obtain from an attempt by a third-party to acquire ownership or control of the Company, such as selling their shares at a premium over market price. Moreover, the issuance of such additional shares to persons friendly to the Board of Directors could make it more difficult to remove incumbent directors from office in the event such change were to be deemed advisable by the stockholders.

While the amendment may have anti-takeover consequences, the Board of Directors believes that the benefits it would confer on the Company outweigh any disadvantages. In addition to the enhanced ability to finance purchases and secure capital, as discussed above, the Company would gain a degree of protection from hostile takeovers that might be contrary to the interests of the Company and the stockholders. The Board of Directors believes it is in the best interest of the Company and the stockholders to encourage potential acquirers to negotiate directly with the Board rather than taking unilateral action. Only when empowered to negotiate on behalf of the Company can the Board have the best possible opportunity to secure the terms that best serve the interests of the Company and all the stockholders.

Interest of Certain Persons in Matters to be Acted Upon

In connection with and as a condition to the Company entering into the Purchase Agreement (see Proposal II), Mr. Steffens and Privet entered into a voting agreement whereby Mr. Steffens and Privet agreed to vote their respective shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock in favor of this proposal. As Mr. Steffens and Privet together control over 68% of the aggregate voting power of the Company’s outstanding shares of common stock, Series A-1 Preferred Stock and Series B Preferred Stock, this proposal will be approved at the Annual Meeting.

Effective Date

We will have to file a Second Amended and Restated Certificate of Amendment with the Delaware Secretary of State in order for the amendment to become effective. We intend to file the Second Amended and Restated Certificate of Amendment as soon as practicable following stockholder approval of this proposal. The Board of Directors reserves the right, notwithstanding stockholder approval of this proposal and without further action by our stockholders, not to proceed with the corporate action authorized by this proposal at any time before the filing of the Second Amended and Restated Certificate of Amendment.

Dissenter’s Rights

Delaware law does not provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL X

PROPOSAL XI

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Company is providing stockholders with an advisory vote on executive compensation as required by Section 14A of the Exchange Act. Section 14A was added to the Exchange Act by Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”). Stockholders are urged to read the Executive Compensation section of this Proxy Statement, which discusses how our compensation philosophy and how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table and other related compensation tables. The Board of Directors believes that the policies and procedures articulated in the Executive Compensation section are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our executive officers reflects and supports these compensation policies and procedures.

Stockholders are being asked to vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.

This advisory vote on executive compensation, commonly and herein referred to as a “say-on-pay” advisory vote, is not binding on our Board of Directors. However, the Board of Directors will take into account the result of the vote when determining future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL XI

PROPOSAL XII

ADVISORY (NON-BINDING) VOTE ON THE FREQUENCY OF
ADVISORY VOTES ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act and Section 951 of the Dodd-Frank Act, we are also providing stockholders an advisory vote on the frequency with which the stockholders shall have the advisory say-on-pay vote on executive compensation (see Proposal XI).

The advisory vote on the frequency of the say-on-pay vote is a non-binding vote as to how often the say-on-pay vote should occur: every year, every two years, or every three years. In addition, stockholders may abstain from voting. The Dodd-Frank Act requires us to hold the advisory vote on the frequency of the say-on-pay vote at least once every six years.

After careful consideration, the Board of Directors recommends that future stockholder say-on-pay advisory votes on executive compensation be conducted every three years. A vote every three years provides stockholders and advisory firms the opportunity to evaluate the Company’s compensation program on a more thorough, longer-term basis than an annual or bi-annual vote.

Although the Board of Directors recommends a say-on-pay vote every three years, stockholders are not voting to approve or disapprove the Board’s recommendation. Stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders of the Company determine, on an advisory basis, whether the frequency with which the stockholders shall have an advisory vote on executive compensation set forth in the Company’s Proxy Statement for its annual meeting of stockholders, beginning with the 2015 Annual Meeting of Stockholders, shall be (i) every year, (ii) every 2 years, or (iii) every 3 years.

Although this advisory vote on the frequency of the say-on-pay vote is not binding on our Board of Directors, the Board of Directors will take into account the result of the vote when determining the frequency of future say-on-pay votes.

The enclosed proxy card gives you three choices of periods for voting on this proposal. The choice of the period for the advisory vote which receives the highest number of votes will be deemed the choice of the stockholders.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE THREE-YEAR FREQUENCY

PROPOSAL XIII

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. Representatives of Cherry Bekaert LLP are expected to be available to respond to appropriate questions at the Annual Meeting.

Stockholder ratification of the selection of Cherry Bekaert LLP as the Company’s independent registered public accounting firm is not required by the Company’s By-laws or otherwise. However, the Board of Directors, on behalf of the Audit Committee, is submitting the selection of Cherry Bekaert LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL XIII

Principal Accountant Fees

Cherry Bekaert LLP audited our consolidated financial statements for the years ended December 31, 2014 and 2013.

Audit Fees.  Audit fees include fees for the audit of the Company’s annual consolidated financial statements, fees for the review of the Company’s interim consolidated financial statements, and fees for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. The aggregate fees billed by Cherry Bekaert LLP for professional services rendered to our Company for the audit of the Company's annual consolidated financial statements for fiscal year 2014 and 2013 (and reviews of quarterly consolidated financial statements on Form 10-Q) were $81,150 and $78,750, respectively.

Audit-Related Fees. Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements. There were no audit-related fees billed by Cherry Bekaert LLP for fiscal years 2014 and 2013.

Tax Fees.  Tax fees include fees for tax compliance, tax advice and tax planning. There were no fees billed by Cherry Bekaert LLP for these services in 2014 and 2013.

All Other Fees.  All other fees include fees for all services except those described above. There were no other fees billed by Cherry Bekaert LLP for fiscal years 2014 and 2013.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee has adopted a policy that all audits, audit-related, tax and any other non-audit service to be performed by the Company’s independent registered public accounting firm must be pre-approved by the Audit Committee. It is the Company’s policy that all such services be pre-approved prior to commencement of the engagement. The Audit Committee is also required to pre-approve the estimated fees for such services, as well as any subsequent changes to the terms of the engagement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock, Series A-1 Preferred Stock and Series B Preferred Stock, as of July 30, 2015, by: (i) each director; (ii) each of our executive officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of any class of the Company’s voting stock. Unless otherwise indicated, the address for each person listed is c/o Cicero Inc., 8000 Regency Parkway, Suite 542, Cary, North Carolina 27518.

The chart is based on 180,353,377 shares of common stock, 1,499.628 shares of Series A-1 Preferred Stock and 10,400 shares of Series B Preferred stock outstanding as of July 30, 2015.  Beneficial ownership is determined in accordance with Rule 13-3(d) promulgated by the SEC under the Securities Exchange Act of 1934.  Except as otherwise stated in the footnotes below, the named persons have sole voting and investment power with regard to the shares shown as beneficially owned by such persons.

Name of Beneficial Owner	No. of Common Shares	% of Class	No. of Series A1 Shares	% of Class	No. of Series B Shares	% of Class	% of Combined Classes
Executive Officers and Directors
John L. Steffens(1)	146,926,732	66.6%	14.832	1.0%	6,400.00	61.5%	67.5	%(2)
Ryan Levenson(3)	168,102,778	50.9%	--	*	--	*	50.9	%(4)
Mark and Carolyn P. Landis(5)	7,237,884	3.9%	1,326.136	88.4%	--	*	4.6	%(6)
Bruce Miller	6,346,822	3.5%	--	*	--	*	3.5	%(7)
Don Peppers	4,096,957	2.2%	--	*	1,333.33	12.8%	3.0	%(8)
Thomas Avery	4,605,555	2.5%	--	*	--	*	2.5	%(9)
John P. Broderick	2,676,968	1.5%	--	*	--	*	1.5	%(10)
Antony Castagno	17,320,626	8.9%	--	*	--	*	8.9	%(11)
All current directors and executive officers as a group (8) persons)	357,314,322	89.0%	1,340.968	89.4%	7,733.33	74.4%	89.3	%(12)
5% Stockholders
Jonathan Gallen(13)	9,283,173	5.1%	--	*	1,667.00	16.0%	6.0	%(14)
Scott Lustgarten	1,393,934	*	--	*	1,000.00	9.6%	1.3	%(15)

*	Represents less than one percent of the outstanding shares.

1.	The address of John L. Steffens is 65 East 55th Street, New York, N.Y. 10022.

2.
Includes 106,517,669 shares of common stock, 14,832 common shares issuable upon conversion of the Series A-1 Convertible Preferred Stock, 6,400,000 common shares issuable upon conversion of the Series B Convertible Preferred Stock, 40,391,063 shares issuable upon the exercise of outstanding warrants and 18,000 shares subject to stock options.

3.	The address of Mr. Levenson is c/o Privet Fund LP, 79 West Paces Ferry Road, Suite 200B Atlanta, GA 30305.

4.
Includes 18,250,000 shares of common stock and 149,852,778 common shares issuable upon conversion of outstanding warrants held of record by Privet Fund LP. Mr. Levenson has sole voting and dispositive power with respect to the securities held by the Privet Fund LP.

5.	The address of Mark and Carolyn P. Landis is 54 Dillon Way, Washington Crossing, PA 18977.

6.
Includes 4,146,717 shares of common stock, 1,326,136 common shares issuable upon conversion of the Series A-1 Preferred Stock, 3,079,167 common shares issuable upon exercise of outstanding warrants and 12,000 shares subject to stock options.

7.
Includes of 2,640,388 shares of common stock, 3,179,167 common shares issuable upon exercise of outstanding warrants and 18,000 shares subject to stock options. Also includes 509,267 shares of common stock held of record by Delphi Partners, Ltd. Mr. Miller has shared voting and dispositive power with respect to the securities held by Delphi Partners, Ltd.

8.
Includes 1,832,179 shares of common stock, 1,333,333 common shares issuable upon conversion of the Series B Preferred Stock, 2,252,778 shares of common stock issuable upon exercise of outstanding warrants and 12,000 shares subject to stock options.

9.	Includes 500,000 shares of common stock and 4,105,555 common shares issuable upon exercise of outstanding warrants.

10.	Includes 3,248 shares of common stock, 624,360 shares subject to stock options and 2,049,360 shares of unvested restricted stock.

11.
Includes 286,539 shares subject to stock options. Also includes 2,000,000 shares of common stock, 100,000 common shares issuable upon exercise of outstanding warrants, 6,169,953 shares of common stock issuable upon conversion of the principal and accumulated interest of a $700,000 convertible promissory note, 5,955,447 common shares issuable upon conversion of the principal and accumulated interest of another $700,000 convertible promissory note, and 2,808,687 common shares issuable upon conversion of the principal a $421,000 convertible promissory note, in each case, held of record by SOAdesk LLC. Mr. Castagno has shared voting and dispositive power with respect to the securities held by SOAdesk LLC.

12.	Includes shares issuable upon conversion of shares of preferred stock and exercise of options and warrants as described in above notes for each officer and director.

13.	The address of Mr. Gallen is 299 Park Avenue New York, New York 10171.

14.
Ahab Partner, L.P. (“Partners”) and Ahab International, Ltd. (“International”, and together with Partners, the “Funds”) holds in aggregate 9,183,173 shares of common stock and 1,667,000 common shares issuable upon conversion of the Series B Preferred Stock. Jonathan Gallen has sole voting and dispositive power with respect to the securities held by the Funds. In addition, Jonathan Gallen held the power to direct the disposition of 100,000 shares of common stock held in private investment account.

15.
Includes 1,193,934 shares of common stock, 1,000,000 common shares issuable upon conversion of the Series B Preferred Stock and 200,000 shares of common stock issuable upon exercise of outstanding warrants.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than ten percent of the Company’s Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC.  Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received by it and written representations, the Company believes that all Section 16(a) reports were filed in a timely manner.

EXECUTIVE COMPENSATION

General Compensation Philosophy

As a technology company, we operate in an extremely competitive and rapidly changing industry. We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting the long term value of our Company. The Compensation Committee’s philosophy and objectives in setting compensation policies for executive officers are to align pay with performance, while at the same time providing fair, reasonable and competitive compensation that will allow us to retain and attract superior executive talent. The Compensation Committee strongly believes that executive compensation should align executives’ interests with those of shareholders by rewarding achievement of specific annual, long-term and strategic goals by the Company, with an ultimate objective of providing long-term stockholder value. The specific goals that our current executive compensation program rewards are focused primarily on revenue growth and profitability. To that end, the Compensation Committee believes executive compensation packages provided by the Company to its executive officers should include a mix of both cash and equity based compensation that reward performance as measured against established goals. As a result, the principal elements of our executive compensation are base salary, non-equity incentive plan compensation, long-term equity incentives generally in the form of stock options and/or restricted stock and post-termination severance and acceleration of stock option vesting upon termination and/or a change in control.

Our goal is to maintain an executive compensation program that will fairly compensate our executives, attract and retain qualified executives who are able to contribute to our long-term success, induce performance consistent with clearly defined corporate goals and align our executives’ long-term interests with those of our stockholders. The decision on the total compensation for our executive officers is based primarily on an assessment of each individual’s performance and the potential to enhance long-term stockholder value. Often, judgment is utilized in lieu of total reliance upon rigid guidelines or formulas in determining the amount and mix of compensation for each executive officer. Factors affecting such judgment include performance compared to strategic goals established for the individual and the Company at the beginning of the year, the nature and scope of the executive’s responsibilities and effectiveness in leading initiatives to achieve corporate goals.

Role of Chief Executive Officer in Compensation Decisions

The Compensation Committee of our Board of Directors determines the base salary (and any bonus and equity-based compensation) for each executive officer annually. John Broderick, our Chief Executive Officer, confers with members of the Compensation Committee, and makes recommendations, regarding the compensation of all executive officers other than himself. He does not participate in the Compensation Committee's deliberations regarding his own compensation. In determining the compensation of our executive officers, the Compensation Committee does not engage in any benchmarking of total compensation or any material element of compensation.

Components of Executive Compensation

The compensation program for our Executive Officers consists of:

•           Base salary;
•           Non-equity incentive compensation; and
•           Long-term equity incentive compensation.

Base Salary

The Company provides our executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. The Compensation Committee considered the scope and accountability associated with each executive officer’s position and such factors as the performance and experience of each executive officer, individual leadership and level of responsibility when approving the base salary levels for fiscal year 2014.

Non-Equity Incentive Compensation

Non-equity incentive plan compensation for our executive officers is designed to reward performance against key corporate goals and for certain of our executives for performance against individual business development goals. Our executive officers’ incentive targets are designed to motivate management to exceed specific goals related to profitability objectives. We believe that these metrics correlate to stockholder value. Our Chief Executive Officer achieved a non-equity bonus of $25,000 in each of fiscal 2014 and 2013 and our Chief Technology Officer achieved a non-equity bonus of $7,632 in 2014 and $45,372 in 2013.

Our Chief Executive Officer is eligible for non-equity incentive plan compensation with a target bonus of $75,000 for achieving targeted pretax income for fiscal 2015.

Long-Term Equity Incentive Awards

The Company presently has one equity-based compensation plan under which grants may be made, entitled Cicero Inc. 2007 Employee Stock Option Plan (the “2007 Plan”). The 2007 Plan provides for the grant of incentive and non-qualified stock options to employees, and the grant of non-qualified options to consultants and to directors and advisory board members. In addition, various other types of stock-based awards, such a stock appreciation rights, may be granted under the 2007 Plan. The 2007 Plan is administered by the Compensation Committee of our Board of Directors, which determines the individuals eligible to receive options or other awards under the 2007 Plan, the terms and conditions of those awards, the applicable vesting schedule, the option price and term for any granted options, and all other terms and conditions governing the option grants and other awards made under the 2007 Plan. Under the 2007 Plan, 3,603,110 shares of our common stock were issuable under granted options or restricted stock awards.  At July 30, 2015, 898,090 shares were available for future option grants and awards.

To date, awards have been mainly in the form of non-qualified stock options granted under the 2007 Plan. The Compensation Committee grants these stock-based incentive awards from time to time for the purpose of attracting and retaining key executives, motivating them to attain the Company's long-range financial objectives, and closely aligning their financial interests with long-term stockholder interests and share value.

Grants to other employees are typically made upon initial employment and then periodically as the Compensation Committee so determines. The Compensation Committee has empowered our Chief Executive Officer to issue grants of up to 75,000 options to new employees at the fair market value of the stock on the date of employment. Any proposed option grants in excess of that amount require Compensation Committee approval. Our stock options typically vest over two years with one third being immediately vested upon the date of grant and one third vesting on each of the next two anniversaries of the date of grant.  During fiscal 2014, the Company granted options to purchase up to 15,000 shares of common stock to our employees.

Summary Compensation Table

The following summary compensation table sets forth the compensation earned by all persons serving as the Company’s executive officers (“named executive officers”) during fiscal years 2014 and 2013:

Name and Principal Position	Fiscal Year	Salary ($)	Non- Equity Incentive Plan Compensation ($)	All Other Compensation5 ($)	Total ($)
John P. Broderick, Chief Executive and Chief Financial Officer	2014 2013	1 175,0001 1 175,0001	25,0003 25,0003	7,340 5,627	207,340 205,627

Antony Castagno, Chief Technology Officer	2014 2013	150,0002 150,0002	7,6324 45,3724	6,981 6,289	164,613 201,661
__________
(1) Mr. Broderick is currently deferring $25,000 of his annual salary which commenced in July 2013.
(2) Mr. Castagno is currently deferring $25,000 of his annual salary which commenced in April 2014.
(3) Non-equity incentive plan compensation for Mr. Broderick includes a bonus for certain revenue transactions earned during fiscal year ended December 31, 2014 and 2013. The revenue transaction was the acceptance of the first contract greater than $300,000 for each fiscal year.
(4) Non-equity incentive plan compensation for Mr. Castagno includes a bonus for any revenues in excess of his base salary when engaged in consulting services on behalf of the Company.
(5) Other compensation includes the Company’s portion of major medical insurance premiums and long-term disability premiums for named executives during fiscal years ended December 31, 2014 and 2013, respectively.

Grants of Plan Based Awards

The Company did not award any stock options or any stock appreciation rights (SARs) to the named executive officers during fiscal 2014 and 2013.

Outstanding Equity Awards at December 31, 2014

The following table presents the number and values of exercisable options as of December 31, 2014 by the named executive officers:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares of Stock That Have Not Vested ($)
John P. Broderick	549,3601 75,0002	-- --	0.51 0.09	08/17/2017 08/20/2020	549,3603 1,500,0004	10,993 30,000

Antony Castagno	75,0002	--	0.09	08/20/2020
__________
(1) These options were granted on August 17, 2007. This stock option vested in three equal installments with the first installment vesting on August 17, 2007.
(2) These options were granted on August 20, 2010. This stock option vested in three equal installments with the first installment vesting on August 20, 2010.
(3) These are restricted stock granted on August 17, 2007.  The shares will vest to him upon Mr. Broderick’s resignation or termination or a change of control.
(4) These are restricted stock granted on November 9, 2012.  The shares will vest to Mr. Broderick in the event of the termination, with or without cause, of his employment by the Company or his resignation from the Company with or without cause or in the event of a change of control.

Options Exercised

The named executive officers did not exercise any options during the year ended December 31, 2014.

Employment Agreements, Termination of Employment and Change-In-Control Arrangements

Under the employment agreement between the Company and Mr. Broderick effective January 1, 2014, we agreed to pay Mr. Broderick an annual base salary of $175,000 and performance bonuses in cash of up to $250,000 per annum based upon exceeding certain revenue goals and operating metrics, as determined by the Compensation Committee, in its discretion.  Upon termination of Mr. Broderick’s employment by the Company without cause, we agreed to pay Mr. Broderick a lump sum payment of one year of Mr. Broderick’s then current base salary within 30 days of termination and any unpaid deferred salaries and bonuses. In the event there occurs a substantial change in Mr. Broderick’s job duties, there is a decrease in or failure to provide the compensation or vested benefits under the employment agreement or there is a change in control of the Company, we agreed to pay Mr. Broderick a lump sum payment of one year of Mr. Broderick’s then current base salary within thirty (30) days of termination. Additionally, as part of his employment agreement for fiscal 2012, Mr. Broderick will be entitled to receive 1,500,000 shares of the Company’s common stock in the event of the termination, with or without cause, of his employment by the Company or his resignation from the Company with or without cause or in the event of a change of control (as that term is defined in the Employment Agreement) of the Company.  Mr. Broderick will have thirty (30) days from the date written notice is given about either a change in his duties or the announcement and closing of a transaction resulting in a change in control of the Company to resign and execute his rights under this agreement. If Mr. Broderick’s employment is terminated for any reason, Mr. Broderick has agreed that, for two (2) year after such termination, he will not directly or indirectly solicit or divert business from us or assist any business in attempting to do so or solicit or hire any person who was our employee during the term of his employment agreement or assist any business in attempting to do so.

Under the employment agreement between the Company and Mr. Castagno effective January 1, 2013, we agreed to pay Mr. Castagno an annual base salary of $150,000 and a performance cash bonus of up to $215,000 per annum based upon exceeding certain pre-tax operating net income metrics, as determined by and at the discretion of the Compensation Committee.  If the Company terminates Mr. Castagno’s employment without cause, we agreed to pay Mr. Castagno an amount equivalent to six (6) months of Mr. Castagno’s then current base salary in equal semi-monthly installments over that six (6) month period following termination. If Mr. Castagno’s employment is terminated for any reason, Mr. Castagno has agreed that, for two (2) year after such termination, he will not directly or indirectly solicit or divert business from us,  assist any business in attempting to solicit or divert business from us, solicit or hire any person who was our employee during the employment agreement term, or assist any business in attempting to solicit or hire any person who was our employee during the employment agreement term. During 2013 the Company amended Mr. Castagno’s employment agreement to provide that Mr. Castagno could engage in consulting services on behalf of the Company and would be compensated for any revenues in excess of his base salary as a bonus.

Estimated Payments and Benefits Upon Termination

The amount of compensation and benefits payable to the named executive officers has been estimated in the table below and assume a termination date of December 31, 2014.  Since all options held by the named executive officers are out-of-the-money, we have not estimated any value for option acceleration. Deferred compensation reflects amounts voluntarily deferred from salaries during fiscal 2012 through 2014 that had not been paid in fiscal 2014.

Name	Base Salary ($)	Restricted Shares Award ($)	Deferred Compensation ($)	Total Compensation and Benefits ($)
John P. Broderick
Death	--	40,993	94,792	135,785
Disability	--	40,993	94,792	135,785
Involuntary termination without cause	175,000	40,993	94,792	310,785
Change in Control	175,000	40,993	94,792	310,785
Anthony Castagno
Death	--	--	18,750	18,750
Disability	--	--	18,750	18,750
Involuntary termination without cause	75,000	--	18,750	93,750
Change in Control	75,000	--	18,750	93,750

The amounts shown in the table above do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination, such as unreimbursed business expenses payable.

Stock Option Plan

In 2007, the Board of Directors approved the 2007 Cicero Employee Stock Option Plan (the “2007 Plan”) which permits the issuance of incentive and nonqualified stock options, stock appreciation rights, performance shares, and restricted and unrestricted stock to employees, officers, directors, consultants, and advisors. The aggregate number of shares of common stock that may be issued under the 2007 Plan shall not exceed 4,500,000 shares upon the exercise of awards and provide that the term of each award be determined by the Board of Directors. During fiscal year 2014, the Company granted options to purchase 15,000 shares to its employees; however, no grants were awarded to our named executive officers during fiscal years 2014 and 2013.

Director Compensation

No cash or non-cash compensation was paid during fiscal year 2014 by us to our non-employee directors who served during fiscal year 2014.

CERTAIN TRANSACTIONS

Transactions with related persons, promoters and certain control persons

On July 15, 2015, the Company entered into a Stock and Warrant Purchase Agreement (the “Purchase Agreement”) with investors named therein, including Privet Fund LP (“Privet”), five directors of the Company, including John L. Steffens, Donald Peppers, Bruce D. Miller, Mark Landis and Thomas Avery, and three other persons (collectively the nine investors are referred to as the “Purchasers”), pursuant to which the Purchasers severally purchased, in the aggregate, 25,000,000 shares of the Company’s common stock and warrants to purchase up to an aggregate of 205,277,778 shares of the Company’s common stock for an aggregate consideration of $1,000,000

From time to time during 2012 through 2014, the Company entered into several short-term notes payable with John L. Steffens, the Chairman of the Board of Directors, for various working capital needs. The notes bear interest at 12% per year and are unsecured. In March 2013, Mr. Steffens agreed to extend the maturity date of all outstanding short-term notes until April 1, 2014.  In March 2014, Mr. Steffens agreed to extend the maturity date of all outstanding short-term notes until April 1, 2015. At December 31, 2014, the Company was indebted to Mr. Steffens in the approximate amount of $6,691,000 of principal and $1,139,000 in interest. In April 2015, the Company entered into an Exchange Agreement with Mr. Steffens to convert an aggregate of $6,950,514 of principal amount of debt into 69,505,140 shares of the Company’s common stock at a conversion rate of $0.10 per share. In connection with and as a condition to the consummation of the Purchase Agreement (see above), Mr. Steffens gave an option to the Company for it to require the conversion of outstanding interest due on previously converted notes in favor of Mr. Steffens at a conversion rate of $0.10 per share, which as of July 8, 2015, would have resulted in the issuance of 13,608,700 shares of the Company’s common stock if the Company option were exercised.

Mr. Steffens has continued to lend working capital to the Company and, at June 30, 2015, the amount of debt aggregate $315,000. This indebtedness of the Company is in the form of an unsecured non-interest bearing promissory note, due December 31, 2015. It is expected that Mr. Steffens will continue to lend working capital to the Company.

During 2012 and 2013, the Company entered into several short-term notes payable with John Broderick, the Chief Executive Office and Chief Financial Officer, for various working capital needs. The notes bore interest at 12% and were unsecured. At December 31, 2013, the Company was indebted to Mr. Broderick in the approximate amount of $6,000 in principal and $500 in interest. The notes and interest were paid in full in 2014.

Antony Castagno, the Company’s Chief Technology Officer and former director, who resigned as a director only on July 15, 2015, is part-owner of SOAdesk LLC which was acquired by the Company in 2010. During 2013, the Company entered into a short term note payable with Mr. Castagno for various working capital needs. The note bore interest of 10% and were unsecured. At December 31, 2014, the Company was indebted to Mr. Castagno in the approximate amount of $15,000 in principal and $1,400 in interest. The note and interest were paid in full in March 2015.

Policy and Procedures Governing Related Person Transactions

The Audit Committee is responsible for reviewing and approving transactions with related persons. In certain instances, our Board of Directors may review and approve a transaction.

HOUSEHOLDING OF PROXY MATERIALS

The SEC's rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement from us directly, please contact us by writing to Cicero Inc., Suite 542, 8000 Regency Parkway, Cary, North Carolina 27518 Attention: Secretary.

OTHER MATTERS

Our Board of Directors does not know of any matters that are to be presented for action at the Annual Meeting other than those described in this Proxy Statement. Should any other matter come before the Annual Meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the year ended December 31, 2014 is available without charge upon written request to: Cicero Inc., Suite 542, 8000 Regency Parkway, Cary, North Carolina 27518 Attention: Secretary.

Annex A

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CICERO, INC.

Cicero, Inc., a Delaware corporation, hereby certifies as follows:

A.           The name of the corporation is Cicero, Inc.  The corporation was incorporated under the name Level 8 Systems, Inc. and the original Certificate of Incorporation was filed with the Delaware Secretary of State and became effective on January 4, 2007.

B.           This Second Amended and Restated Certificate of Incorporation amends and restates the Certificate of Incorporation in its entirety, and has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware and by written consent of its stockholders in accordance with Section 228 of the General Corporation Law of the State of Delaware.

C.           The text of the Certificate of Incorporation is amended and restated to read in its entirety as follows.

ARTICLE I
NAME

The name of the corporation (the “Corporation”) is Cicero, Inc.

ARTICLE II
REGISTERED ADDRESS, AGENT

The address of the Corporation’s current registered office is 2711 Centerville Road, Suite 400, City of Wilmington 19808, County of New Castle. The name of its registered agent at such address is Corporation Service Company.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV
AUTHORIZED SHARE CAPITAL

Section 4.01                      Total Authorized Shares.  The total number of shares of capital stock that the Corporation shall have authority to issue is 610,000,000, which shall be divided into 600,000,000 shares of common stock, par value $0.001 (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

1

Annex A

Section 4.02                      Shares Non-Assessable.  The capital stock of the Corporation shall not be assessable.  The private property of the stockholders shall not be liable for the debts, obligations or liabilities of the Corporation.

Section 4.03                      Common Stock.

(a)           General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock, if any.

(b)           Voting. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

(c)           Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors.

(d)           Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, and subject to the rights of the holders of Preferred Stock, if any, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders.

Section 4.04                      Preferred Stock.

 The Board of Directors is authorized to provide, without stockholder action, for the issuance of shares of preferred stock, subject to limitations prescribed by law and by this Certificate of Incorporation, without stockholder action in one or more series. The description of shares of each series of preferred stock, including the number of shares to be included in each such series, any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, if any, shall be as set forth in resolutions adopted by the Board of Directors and Articles of Amendment to this Certificate of Incorporation shall be filed with the Delaware Secretary of State as required by law to be filed with respect to the issuance of such preferred stock prior to such issuance. Unless otherwise required by law, this Certificate of Incorporation or agreement, no Shareholder action is required for the authorization and issuance of such shares of preferred stock.

The authority of the Board of Directors with respect to each series of preferred stock shall include, but not be limited to, setting or changing the following:

(a)           the number of shares constituting each series and the distinctive Designations of that series;

(b)           the annual dividend rate, if any, on shares of such series, the times of payment, if dividends are to be cumulative and, if so, the date from which dividends shall be accumulated, and the relative rights of priority with respect to dividends;

2

Annex A

(c)           Whether the shares of such series shall be redeemable and, if so, the redemption price and the terms and conditions of such redemption;

(d)           the obligation, if any, of the Corporation to redeem shares of such series pursuant to a sinking fund;

(e)           whether shares of such series shall be convertible into, or exchangeable for, shares of stock or any other class or classes and, if so, the terms and conditions of such conversion or exchange, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any;

(f)           whether the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the extent of such voting rights;

(g)           the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(h)           any other relative rights, powers, preferences, qualifications, limitations or restrictions thereof relating to such series.

The shares of preferred stock of any one series shall be identical with each other in all respects except as to the dates from and after which dividends thereon shall cumulate, if cumulative.

ARTICLE V
DIRECTOR LIABILITY

To the fullest extent permitted by the DGCL, as now existing or hereafter amended, a director of the Corporation shall not be personally liable to the Corporation or any of its stockholders for monetary damages for breach of his or her fiduciary duty as a director.  Any amendment, modification or repeal of this Article V shall be prospective only and shall not adversely affect any limitation, right or protection of a director of the Corporation existing under this Article V with respect to any act or omission occurring prior to such amendment, modification or repeal.  If the DGCL is amended after the effective date of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

ARTICLE VI
INDEMNIFICATION

The Corporation shall, through its Bylaws or otherwise, indemnify and advance expenses to the fullest extent permitted under the DGCL, as it now exists or as hereafter amended from time to time, any person who is or was a director or officer of the Corporation or its subsidiaries, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that the Corporation shall not be required to indemnify or advance expenses to any officer or director in connection with any proceeding (or part thereof) initiated by such director or officer, unless such proceeding (or part thereof) was authorized in the first instance by the Board of Directors.. The Corporation may, by action of the Board, provide rights to indemnification and to advancement of expenses to such other employees or agents of the Corporation or its subsidiaries to such extent and to such effect as the Board shall determine to be appropriate and authorized by the DGCL. The rights to indemnification and to the advance of expenses conferred in this Article Eleventh shall not be exclusive of any other right which any person may have or hereafter acquire under this Amended and Restated Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise. Any amendment, repeal or modification of the foregoing provision of this Article Eleventh shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.

3

Annex A

ARTICLE VII
STOCKHOLDER ACTION BY WRITTEN CONSENT

At any time when the Privet Stockholder (as defined below) beneficially owns, in the aggregate, at least 30% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand, or by certified or registered mail, return receipt requested. At any time when the Privet Stockholder beneficially owns, in the aggregate, less than 30% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of Preferred Stock.

ARTICLE VIII
SPECIAL MEETINGS OF STOCKHOLDERS

Except as otherwise required by law or provided in the Bylaws of the Corporation, and subject to the rights of the holders of any class or series of shares issued by the Corporation having a preference over the Common Stock as to dividends or upon liquidation to elect directors in certain circumstances, special meetings of the stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the directors then in office and not by any other person.

4

Annex A

ARTICLE IX
BYLAWS

The Board of Directors shall have the power to adopt, alter, amend or repeal the Bylaws of the Corporation by vote of a majority of the directors then in office.

ARTICLE X
COMPETITION AND CORPORATE OPPORTUNITIES

Section 10.01                                General Statement.  To the fullest extent permitted by Section 122(17) of the DGCL (or any successor provision) and except as may be otherwise expressly agreed in writing by the Corporation and the Privet Stockholder, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities, that are from time to time presented to the Privet Stockholder or any of its officers, representatives, directors, agents, stockholders, members, partners, affiliates, subsidiaries (other than the Corporation and its subsidiaries), or any of their respective designees on the Corporation’s Board of Directors and/or any of their respective representatives who, from time to time, may act as officers of the Corporation, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and no such person shall be liable to the Corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries unless, in the case of any such person who is a director or officer of the Corporation, such business opportunity is expressly offered to such director or officer in writing solely in his or her capacity as a director or officer of the Corporation. Any person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X. Neither the alteration, amendment or repeal of this Article X, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article X, nor, to the fullest extent permitted by Delaware law, any modification of law, shall eliminate or reduce the effect of this Article X in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article X, would accrue or arise, prior to such alteration, amendment, repeal, adoption or modification. If any provision or provisions of this Article X shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (a) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article X (including, without limitation, each portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (b) to the fullest extent possible, the provisions of this Article X (including, without limitation, each such portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law. This Article X shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director, officer, employee or agent of the Corporation under this Certificate of Incorporation, the Corporation’s Bylaws, any other agreement between the Corporation and such director, officer, employee or agent or applicable law. For purposes of this Certificate of Incorporation, the “Privet Stockholder” shall mean Privet Fund LP and its affiliates and their respective affiliates, subsidiaries, members, partners, directors, officers and employees (in each case other than the Corporation and its subsidiaries).

5

Annex A

Section 10.02                                Deemed Notice.  Any person or entity purchasing or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice and to have consented to the provisions of this Article X.

Section 10.03                                Severability.  The invalidity or unenforceability of any particular provision, or part of any provision, of this Article X shall not affect the other provisions or parts hereof, and this Article X shall be construed in all respects as if such invalid or unenforceable provisions or parts were omitted.

ARTICLE XI
SECTION 203 OF THE GENERAL CORPORATION LAW

The Corporation elects not to be governed by, and shall not be subject to the provisions of, Section 203 of the DGCL, “Business Combinations With Interested Stockholder,” as permitted under and pursuant to subsection (b)(3) thereof.

ARTICLE XI
AMENDMENT

This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

ARTICLE XIII
FORUM

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Corporation’s Bylaws (as either may be amended from time to time), or (iv) any action asserting a claim against the Corporation or any director or officer or other employee of the Corporation governed by the internal affairs doctrine, shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware). Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII.

ARTICLE XIV
EXISTENCE

The term of the existence of the Corporation shall be perpetual.

6

IN WITNESS WHEREOF, this Certificate of Incorporation has been signed this ____ day of _______, 2015.

CICERO, INC.

By:
Name:
Title:

7

Annex B

Audit Committee Charter

CHARTER
of
The Audit Committee
of
Level 8 Systems, Inc.

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2)the compliance by the Company with legal and regulatory requirements and (3)the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market, Inc. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

  1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  2. Review the annual audited financial statements with management,including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

  3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

  4. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q.

  5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

  6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

  7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

  8. Approve the fees to be paid to the independent auditor.

Annex B

  9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.
  10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

  11. Review the appointment and replacement of the senior internal auditing executive.

  12. Review the significant reports to management prepared by the internal auditing department and management's responses.

  13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

  14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

  15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

  16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

    a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

    b. Any changes required in the planned scope of the internal audit.

    c. The internal audit department responsibilities, budget and staffing.

  18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

Annex B

  20. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

  21. Meet at least annually with the Chief Financial Officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

  22. Comply in all respects with the rules and regulations of the Nasdaq Stock Market.

  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

  Adopted this 16th day of June, 2000.

                              The Board of Directors of
                              Level 8 Systems, Inc.

CICERO, INC.

PROXY

2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 25, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CICERO, INC.

The undersigned hereby appoints JOHN L. STEFFENS and JOHN BRODERICK, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote, as designated below, all shares of common stock, par value $0.001 per share, of Cicero, Inc. (the “Company”) and all shares of preferred stock, par value $0.001 per share, on an as-converted basis, of the Company, if any, that the undersigned would be entitled to vote at the annual meeting of stockholders of the Company to be held on August 25, 2015, or any adjournments or postponements thereof, on any matters that may properly come before the meeting, including all matters described in the Company’s Notice of Annual Meeting and Proxy Statement for the 2015 Annual Meeting of Stockholders. If any nominee for director should be unavailable for election as a result of an unexpected occurrence, the foregoing proxyholders will vote for election of a substitute nominee proposed by management.

1. To elect seven (7) directors to serve for one-year terms ending in the year 2016 or until each of their successors are duly elected and qualified:

	☐ FOR all nominees listed at left	☐ WITHHOLD AUTHORITY
John L. Steffens	(except as written below to the	TO VOTE for all nominees listed
John Broderick	contrary)	at left
Mark Landis
Bruce D. Miller
Don Peppers
Ryan Levenson
Thomas Avery

Instruction: To withhold authority to vote for an individual nominee, write the nominee's name in the space provided above.

2. To amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 215,000,000 to 600,000,000:

☐FOR ☐AGAINST ☐ABSTAIN

3. [For the holders of the Series A-1 Preferred Stock only] To amend Article IV (Conversion) of the Series A-1 Convertible Preferred Stock Certificate of Designations to the effect that the Series A-1 Preferred Stock will automatically convert into common stock upon the Company consummating an equity financing for at least $1,000,000:

 ☐FOR ☐AGAINST ☐ABSTAIN

4. [ For the holders of the Series B Preferred Stock only] To amend the requirement in Section 6 (Automatic Conversion) of the Series B Convertible Preferred Stock Certificate of Designations to the effect that the Series B Preferred Stock will automatically convert into common stock upon the Company consummating an equity financing for at least $1,000,000:

 ☐FOR ☐AGAINST ☐ABSTAIN

5.  To amend the Company’s Amended and Restated Certificate of Incorporation to allow stockholders to be able to act by written consent only while Privet Fund LP and its affiliates own an aggregate of at least 30% of the Company’s outstanding voting stock:

☐FOR ☐AGAINST ☐ABSTAIN

6.  To amend the Company’s Amended and Restated Certificate of Incorporation to provide that only the Board of Directors may call a special meeting of stockholders of the Company:

☐FOR ☐AGAINST ☐ABSTAIN

7.  To amend the Company’s Amended and Restated Certificate of Incorporation to renounce the Company’s expectancy regarding certain corporate opportunities presented to a Privet Stockholder:

☐FOR ☐AGAINST ☐ABSTAIN

8.  To amend the Company’s Amended and Restated Certificate of Incorporation to Corporation to not be governed by the provisions of Section 203 of the Delaware General Corporation Law:

☐FOR ☐AGAINST ☐ABSTAIN

9.  To amend the Company’s Amended and Restated Certificate of Incorporation establishing the courts located within the State of Delaware as the exclusive forum for the adjudication of certain legal actions by the stockholders:

☐FOR ☐AGAINST ☐ABSTAIN

10.  To amend the Company’s Amended and Restated Certificate of Incorporation to authorize 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share:

☐FOR ☐AGAINST ☐ABSTAIN

11.  To approve, by non-binding vote, the Company’s executive compensation:

☐FOR ☐AGAINST ☐ABSTAIN

12. To recommend, by non-binding vote, the frequency of advisory votes on executive compensation:

☐1 YEAR ☐ 2 YEARS ☐3 YEARS ☐ABSTAIN

13. To ratify the selection by the Audit Committee of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015:

☐FOR ☐AGAINST ☐ABSTAIN

The shares represented by this proxy will be voted as directed by the undersigned stockholder. If no direction is given, such shares will be voted “FOR” the nominees listed in Proposal 1, “FOR” each of Proposals 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 and 13, “3 YEARS” for Proposal 12, and in the discretion of the proxy holder(s) with respect to other matters properly brought before the meeting, including any adjournments thereof.

PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority:

______________________________________

Date: ____________________, 2015

Signature:  _____________________________________________________

Signature if held jointly: ___________________________________________

Note:  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.